UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BIOCRYST PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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See the reverse side of this notice to obtain proxy materials and voting instructions. D02856 - P34036 *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 12, 2020. BIOCRYST PHARMACEUTICALS, INC. BIOCRYST PHARMACEUTICALS, INC. C/O AMERICAN STOCK TRANSFER & TRUST COMPANY 59 MAIDEN LANE NEW YORK, NY 10038 You are receiving this communication because you hold shares in the company named above . This is not a ballot . You cannot use this notice to vote these shares . This communication presents only an overview of the more complete proxy materials that are available to you on the Internet . You may view the proxy materials online at www . proxyvote . com or easily request a paper copy (see reverse side) . We encourage you to access and review all of the important information contained in the proxy materials before voting . Meeting Information Meeting Type: Annual Meeting For holders as of: March 20, 2020 Date: May 12, 2020 Time: 10:00 a.m. EDT Location: BioCryst Corporate Offices 4505 Emperor Blvd. Suite 200 Durham, North Carolina 27703

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K

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Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

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D02857-P34036

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 1) George B. Abercrombie 2) Theresa M. Heggie 3) Jon P. Stonehouse The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6. 2. To ratify the selection of Ernst & Young LLP as the Company's independent registered public accountants for 2020. 3. To approve, on an advisory basis, the Company's executive compensation. 4. To approve amendments to the Stock Incentive Plan to increase the number of shares available for issuance under the Stock Incentive Plan by 8,000,000 shares and to revise the amount and terms of the automatic non - employee director grants as set forth in Article IV therein. 5. To approve an amendment to the Employee Stock Purchase Plan to increase the number of shares available for issuance under the Employee Stock Purchase Plan by 3,000,000 shares. 6. To approve an amendment to our Certificate of Incorporation to increase the authorized Common Stock from 200,000,000 shares to 450,000,000 shares. 7. To transact such other business as may properly come before the meeting or any adjournment thereof. NOTE : UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE PERSONS NOMINATED FOR ELECTION AS DIRECTORS AND FOR PROPOSALS 2 , 3 , 4 , 5 AND 6 . IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, SUBJECT TO COMPLIANCE WITH RULE 14 A - 4 (C) OF THE SECURITIES ACT OF 1933 , AS AMENDED . D02858 - P34036

D02859 - P34036